Supplement dated October 15, 1999 to the Prospectus dated May 3, 1999


Advantus Series Fund, Inc.

The section captioned "Investing in the Fund -- Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

Effective September 17, 1999, the Portfolio Managers for the Macro-Cap Value Portfolio are Peggy Adams and Henry D. Cavanna. Ms. Adams is a Vice President, Portfolio Manager. Mr. Cavanna is a Managing Director, Senior U.S. Equity Portfolio Manager. Both are with J.P. Morgan Investment Management Inc.







Investors should retain this supplement for future reference.

F. 54110 10-1999